Exhibit 10.7

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into effective as of March 31, 2026, by and between STABILIS SOLUTIONS, INC., a Florida corporation (“Borrower”), and AMERISTATE BANK, an Oklahoma state banking corporation (“Lender”).

R E C I T A L S:

WHEREAS, Borrower and Lender entered into a Loan Agreement dated April 8, 2021, as amended by that certain First Amendment to Loan Agreement dated September 19, 2023 (as amended and as may be amended from time to time, the “Loan Agreement”; the terms defined therein being used herein as therein defined unless otherwise defined herein);

WHEREAS, in connection with the Loan Agreement, Borrower executed and delivered to Lender those certain Advancing Notes titled No. 1 through No. 10, each dated April 8, 2021, each in the original principal amount of $1,000,000.00 (collectively, the “Note”); and

WHEREAS, Borrower and Lender desire to amend the Loan Agreement as set forth herein.

A G R E E M E N T:

1.    Amendment to the Loan Agreement. Section 5.14 of the Loan Agreement is hereby amended and restated in its entirety as follows:

5.14         Debt Service Coverage Ratio. The Borrower shall not permit, as of the last day of each calendar year, the Debt Service Coverage Ratio to be less than 1.2 to 1.0.

2.    Conditions of Effectiveness. This Amendment shall become effective when, and only when, Lender shall have received the following:

(a)    This Amendment executed by Borrower; and

(b)    Any and all certificates, consents, resolutions and other documentation as may be required by Lender.

3.    Representations and Warranties of Borrower. Borrower represents and warrants as follows:

(a)    Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms.

(b)    The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

(c)    No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

4.    Reference to and Effect on the Loan Documents.

(a)    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Loan Agreement as amended hereby.

(b)    Except as specifically amended above, the Loan Agreement and the Note(s), and all other instruments securing or guaranteeing Borrower’s obligations to Lender (collectively, the “Loan Documents”) shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement and the Note(s), as amended hereby, and under the other Loan Documents.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

5.    Costs and Expenses. Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma.

8.    Originally Executed Documents. Borrower and Lender agree that this Amendment and the other Amendment Documents may be signed and transmitted by electronic mail of a .PDF document and thereafter maintained in imaged or electronic form, and that such imaged or electronic record shall be valid and effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. Borrower and Lender further agree that the signatures appearing on this Amendment and the other Amendment Documents (whether in imaged or other electronic format) shall be treated, for purpose of validity, enforceability and admissibility, the same as hand-written signatures. This Amendment and the other Amendment Documents may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument.

9.    Final Agreement. THIS WRITTEN AMENDMENT OF LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

[Signature Page Follows]

BORROWER:

STABILIS SOLUTIONS, INC.,

a Florida corporation

By:         /s/ Andrew L. Puhala

Name:         Andrew L. Puhala

Title:         Sr. Vice President & CFO

LENDER:

AMERISTATE BANK,

an Oklahoma state banking corporation

By:                  /s/ Joe P. Beiler

Name:         ____Joe P. Beisler__________________________

Title:         ____Vice President__________________________